                              2005 PROXY STATEMENT


















--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders of Morgan Beaumont, Inc. will be held at


                              6015 31st Street East
                            Bradenton, Florida 34203


                     on February 15, 2006, at 1:00 P.M. EST

--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant X Filed by a Party other than the Registrant ? Check the appropriate box:
       [X]  Preliminary Proxy Statement
       [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
       [ ]  Definitive Proxy Statement
       [ ]  Definitive Additional Materials
       [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              MORGAN BEAUMONT, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                                   ----------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

       [ ]  No fee required.
       [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

                  Common stock, $.001 par value

       (2)  Aggregate number of securities to which transaction applies:
                  70,995,017

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange A Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction: N/A

       (5)  Total fee paid: None.

       [ ]  Fee paid previously with preliminary materials: N/A

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount previously paid: N/A

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party: Issuer

       (4)  Date Filed: January 12, 2006

                              MORGAN BEAUMONT, INC.
                              6015 31st Street East
                            Bradenton, Florida 34203
                                 (941) 753-2875


Dear Stockholder:

         You are cordially invited to attend our 2005 Annual Meeting of Stockholders (the "Meeting") of Morgan Beaumont, Inc., which will be held at 1:00 p.m., Eastern Standard Time, on February 15, 2006 at our offices, 6015 31st Street East, Bradenton, Florida 34203.

         In the material accompanying this letter, you will find a Notice of Meeting of Stockholders, a Proxy Statement relating to the actions to be taken by our stockholders at the Meeting and a proxy card. Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement. As used in this annual report, the terms "we," "us," "our," "MBI," "Morgan Beaumont" and the "Company" mean Morgan Beaumont, Inc. unless otherwise specified.

         At the Meeting, you will be asked to consider and vote upon proposals to:

                  1. Elect seven (7) directors, three (3) of which to hold office until the next annual meeting of stockholders and four (4) of which to hold office until later of February 1, 2008 or the date of our next annual meeting held after January 1, 2007;

                  2. Ratify and approve two past issuances of our common stock and warrants to investors under the terms of two agreements we entered into in November 2004 and June 2005;

                  3. Approve our 2005 Long-Term Incentive Plan and the reservation of 2,000,000 shares for issuance thereunder;

                  4. Approve our Annual Report for the period ended September 30, 2005;

                  5. Ratify the selection of independent public accountants for the fiscal year ending September 30, 2005;

                  6. Ratify and approve prior acts taken by the our officers; and

                  7. Transact such other business as may properly come before the Meeting and any adjournments thereof.


         Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

         On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of Morgan Beaumont. We look forward to greeting as many of our shareholders as possible.

Dated: January 12, 2006
                                                       Sincerely,

                                                       /s/ Cliff Wildes
                                                       -----------------------
                                                       Cliff Wildes
                                                       Chief Executive Officer

                              MORGAN BEAUMONT, INC.
                                   -----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 15, 2006
                                   -----------

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Morgan Beaumont, Inc. ("Morgan"), will be held at 1:00 p.m., Eastern Standard Time, on February 15, 2006 at the offices of Morgan Beaumont, 6015 31st Street East, Bradenton, Florida 34203, for the following purposes:

         1. Elect seven (7) directors, three (3) of which to hold office until the next annual meeting of stockholders and four (4) of which to hold office until later of February 1, 2008 or the date of our next annual meeting held after January 1, 2007;

         2. Ratify and approve two past issuances of our common stock and warrants to investors under the terms of two agreements we entered into in November 2004 and June 2005;

         3. Approve our 2005 Long-Term Incentive Plan and the reservation of 2,000,000 shares for issuance thereunder;

         4.       Approve our Annual Report for the period ended September 30,
                  2005;

         5. Ratify the selection of independent public accountants for the fiscal year ending September 30, 2005;

         6.       Ratify and approve prior acts taken by the our officers; and

         7. Transact such other business as may properly come before the Meeting and any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only holders of record of Morgan common stock at the close of business on January 10, 2006 are entitled to notice of, and will be entitled to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Ted Misiewicz
----------------------------
Ted Misiewicz
Secretary

Bradenton, Florida
January 12, 2006

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.

                              Morgan Beaumont, Inc.
                              6015 31st Street East
                            Bradenton, Florida 34203
                                 (941) 753-2875

                                   -----------

                                 PROXY STATEMENT

                                   -----------


         We are furnishing this Proxy Statement to our stockholders in connection with our Board of Directors' solicitation of proxies for use at our 2005 Annual Meeting of stockholders (the "Meeting") to be held at 1:00 p.m., Eastern Standard Time, on February 15, 2006 at our offices, 6015 31st Street East, Bradenton, Florida 34203, and at any adjournments or postponements of the Meeting.

         This Proxy Statement and the accompanying proxy are first being mailed to our stockholders on or about January 10, 2006.

         WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT WOULD BE UNLAWFUL TO MAKE SUCH SOLICITATION.

         THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

         We have supplied all information contained in this Proxy Statement relating to us.

                INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

         This Proxy Statement, including information incorporated by reference, contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to expectations concerning matters that are not historical facts. Words such as "projects," "believes," "anticipates," "plans," "expects," "intends," and similar words and expressions are intended to identify forward-looking statements. We cannot assure you that such expectations will prove to be correct, and factors could cause actual results to differ materially from such expectations.

                                        TABLE OF CONTENTS


                                                                                             Page
                 Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934...................................................      1
THE ANNUAL MEETING......................................................................      1
                 Date, Time and Place of Meeting........................................      1
                 Business at the Meeting................................................      1
                 Record Date............................................................      2
                 Quorum.................................................................      2
                 Vote Required..........................................................      2
                 Voting of Proxies......................................................      3
                 Revocability of Proxies................................................      3
                 Solicitation of Proxies and Expenses...................................      4
PROPOSAL 1 - ELECTION OF DIRECTORS......................................................      5
                 BOARD RECOMMENDATION...................................................      7
PROPOSAL 2 - RATIFICATION AND APPROVAL OF TWO PAST ISSUANCES
OF OUR COMMON STOCK AND WARRANTS TO INVESTORS OF NOVEMBER 2004
AND JUNE 2005 PRIVATE PLACEMENT.........................................................      8
                 BOARD RECOMMENDATION...................................................      9
PROPOSAL 3 - APPROVAL OF 2005 LONG TERM INCENTIVE PLAN..................................     10
                 Types of Awards Under the Plan.........................................     12
                 Federal Income Tax Consequences........................................     13
                 Subsequent Issuance of Stock Options...................................     14
                 BOARD RECOMMENDATION...................................................     15
PROPOSAL 5 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.............................     16
                 BOARD RECOMMENDATION...................................................     16


                                               -i-

INFORMATION ABOUT DIRECTORS, EXECUTIVE OFFICERS AND BENEFICIAL OWNERS...................     17
                       Meetings of the Board of Directors...............................     17
                       Committees of the Board of Directors.............................     17
                       Information Relating to Executive Officers and Directors.........     17
                       Section 16(a) Reporting Delinquencies............................     22
                       Executive Officer Compensation...................................     22
                       Executive Officer Employment Contracts...........................     25
                       Security Ownership of Certain Beneficial Owners and Management...     30
                       Certain Relationships and Related Transactions...................     32
STOCKHOLDER PROPOSALS..................................................................      33
ANNUAL REPORT TO STOCKHOLDERS....................................................            33
DOCUMENTS INCORPORATED BY REFERENCE.........................................                 30


                                               -ii-

                               THE ANNUAL MEETING

Date, Time and Place of Meeting

         The Meeting will be held at 1:00 p.m., Eastern Standard Time, on February 15, 2006 at our offices, 6015 31ST Street East, Bradenton, Florida 34203.

Business at the Meeting

         At the Meeting, you will be asked to consider and vote upon proposals to:

                  1. Elect seven (7) directors, three (3) of which to hold office until the next annual meeting of stockholders and four (4) of which to hold office until later of February 1, 2008 or the date of our next annual meeting held after January 1, 2007;

                  2. Ratify and approve two past issuances of our common stock and warrants to investors under the terms of two agreements we entered into in November 2004 and June 2005;

                  3. Approve our 2005 Long-Term Incentive Plan and the reservation of 2,000,000 shares for issuance thereunder;

                  4. Approve our Annual Report for the period ended September 30, 2005;

                  5. Ratify the selection of independent public accountants for the fiscal year ending September 30, 2005;

                  6. Ratify and approve prior acts taken by the our officers; and

                  7. Transact such other business as may properly come before the Meeting and any adjournments thereof.

RECORD DATE

         Only holders of record of our common stock at the close of business on January 5, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date, there were 70,995,017 shares of our common stock outstanding and entitled to vote and such shares were held of record by 98 holders. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

QUORUM

         The presence, in person or by proxy, of holders of a majority of the shares of our common stock outstanding on the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered present for purposes of determining whether a quorum has been constituted.

VOTE REQUIRED


         With respect to the election of directors, the nominees receiving the highest number of votes will be elected to such positions. An abstention or broker non-vote will have no effect upon such election.

         Approval of each other proposal recommended by our Board of Directors requires the affirmative vote of holders of the majority of shares present, in person or by proxy, at the Meeting and entitled to vote on such matter. On each such matter, an abstention will have the same effect as a "NO" vote and a broker non-vote will have no effect.

         As of the Record Date, our executive officers and directors and their affiliates held as a group 10,264,546 shares of our common stock (approximately 15% of the shares of our common stock then outstanding). Each such executive officer and director has advised us that he intends to vote or direct the vote of all shares of our common stock over which he has voting control for approval of all proposals being submitted by the Board of Directors to the stockholders, subject to and consistent with any fiduciary obligations in the case of shares held by a fiduciary.

VOTING OF PROXIES

         The proxy accompanying this Proxy Statement is solicited on behalf of our Board of Directors for use at the Meeting. You are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the proposals recommended by our Board of Directors as indicated herein. The Board of Directors does not presently intend to bring any business before the Meeting other than the specific proposals referred to in this Proxy Statement and specified in the Notice of the Meeting. So far as is known to the Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

REVOCABILITY OF PROXIES

         You may revoke a proxy at any time before it is voted by filing with our Secretary a duly executed revocation of proxy, by submitting a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself constitute revocation of a proxy.

SOLICITATION OF PROXIES AND EXPENSES

         We will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to our stockholders. We may engage the services of a proxy solicitation firm in the event we deem it necessary to obtain assistance in the distribution of and solicitation of proxies. We will furnish copies of the solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Our directors, officers, or other regular employees and employees or agents of any proxy soliciting firm that we hire may supplement by telephone, facsimile, letter or personal solicitation original solicitation of proxies by mail. We will not pay any additional compensation to directors, officers or other regular employees for such services.

                                COMPANY PROPOSALS

                                  PROPOSAL 1 -

                              ELECTION OF DIRECTORS

         Seven directors are to be elected at the Meeting, each to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as Directors unless authority is withheld:

                                  Cliff Wildes
                                   Erik Jensen
                               Theodore Misiewicz
                                    Ben Bond
                                  Jody Hudgins
                                   Mark Brewer
                             V.L. "Brother" Sandifer

         Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such other person or persons who may be designated by the Board of Directors.

         The following table sets forth certain information as to the persons nominated for election as Directors, all of whom are presently members of our Board of Directors:

   NAME                                                BUSINESS EXPERIENCE                               AGE
   ----                                                -------------------                               ---

   Cliff Wildes              Mr. Wildes  has been a director  since 2001.  In 2001,  Mr. Wildes  was     55
                             appointed as our Treasurer and Chief Executive  Officer.  From December
                             2000 to January  2004,  Mr. Wildes  had  provided  business  consulting services as CEO of Meridian Capital,  Inc. while he was  simultaneously an officer and  director  of Morgan  Beaumont,  Inc.  In January  2002,
                             Mr. Wildes began working full-time for the Company.

   Erik Jensen               Mr. Jensen  has been a director  since 2003.  In 2003,  Mr. Jensen  was     47
                             appointed  as our  President  and  Chief  Operating  Officer.  Prior to
                             joining the Company, Mr. Jensen was President,  Director and Co-Founder
                             of Typhoon Technology from 2001 to 2003

   Theodore Misiewicz        Mr. Misiewicz has been a director since 2005. Mr. Misiewicz is a            47
                             certified public accountant. Prior to joining the Company, Mr.
                             Misiewicz was Chief Financial Officer of Atlantic Syndication from
                             2000 through 2004 and Senior Executive Analyst for American Management
                             Services from March 2004 through May 2004.

   Ben Bond                  Mr. Bond  has  been a  director  since  2004.  For the  past 10  years,     63
                             Mr. Bond has been in private  accounting  practice  specializing in tax and consulting.


                                                           -6-

   Jody Hudgins              Mr. Hudgins   has  25  years   experience  in  the  banking   industry.     50
                             Mr. Hudgins  is  Executive  Vice  President of First  National  Bank of
                             Pennsylvania in Sarasota.  Mr. Hudgins has over 25 years  experience in the banking  industry,  including  holding senior  executive  positions with First Third Bank of Florida in 2001 and with First  National  Bank of Florida from January 2001 through December 2004.

   Mark Brewer               Mr. Brewer  has been a director  since 2002.  Mr. Brewer  has served as     46
                             the Marketing  Director for One World  Nutrition since January 2003 and is the Managing Director of Novus Capital Investment Fund.

   V.L. "Brother"            Mr. Sandifer has been a director since 2004. Mr. Sandifer is a              49
   Sandifer                  certified public accountant and managing partner of the accounting firm of Sayle, Sandifer & Associates, LLP, where he has practiced
                             =since 1980.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES.

                                  PROPOSAL - 2
                      RATIFICATION AND APPROVAL OF PAST TWO
                          ISSUANCES TO INVESTORS OF OUR
                  NOVEMBER 2004 AND JUNE 2005 PRIVATE PLACEMENT

         Since the last meeting of our shareholders, we have had three financing and stock issuance event. On August 26, 2004, we completed a merger between Pan American Energy Corporation and MBI, resulting in MBI as the public company under the management of MBI's traditional management team. As part of that merger, the controlling shareholders of Pan American Energy Company retained 27,000,000 of shares and our former MBI shareholders received 13,000,000 restricted shares of the combined entity. The former majority shareholders also agreed to contribute approximately $3,000,000 to us for operating capital. The result was that we had 40,025,017 shares of common stock outstanding.

         The $3,000,000 capital commitment did not come all at once or in a timely manner, so we were forced to conduct a private placement of our common stock on or about November 19, 2004. We completed a private placement of 7,125,000 shares of our restricted common stock which we sold for $0.20 per share for a total capital infusion of $1,425,000 raising our outstanding shares to 48,020,017. As part of this offering, we agreed to register the shares sold. We paid no commissions or brokers fees associated with the offering.

         The proceeds from the November 2004 stock sale enabled us to fund our immediate operational obligations, payables, expenses arising from the Merger, including legal and accounting fees, and other Merger related expenses.

         The foregoing description of the terms of the private placement is qualified in its entirety by the terms of the November 2004 Purchase Agreement.

         Effective June 2, 2005, we completed a second private placement of 12,362,500 shares of restricted common stock for $0.40 per share in an offering that included warrants to purchase an additional 12,362,500 shares of common tock for $0.60 per share. We also agreed to register the shares sold and the shares underlying the warrants sold. The offering was to accredited investors, we paid no commissioner's or broker's fees and we raised a total of $4,945,000 and increased our number of outstanding shares to 60,382,517 with outstanding warrants to purchase an additional 12,362,500 shares. Effective January 2006, 9,962,500 warrants were exercised bringing our outstanding shares to 70,345,017. We still have 2,400,000 outstanding warrants to purchase our common stock for $0.60 per share

         The foregoing description of the terms of the private placement is qualified in its entirety by the terms of the June 2005 Purchase Agreement.

                              BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF OUR TWO PAST ISSUANCES RELATED TO THE SALE OF OUR SHARES AND THE REPULTION IN THE TEMPORARY WARRANT EXERCISE PRICE FROM $0.60 TO $0.20.

                                  PROPOSAL 3 -
                    APPROVAL OF 2005 LONG TERM INCENTIVE PLAN

         In August 2005, our Board of Directors adopted, subject to stockholder approval, the Morgan Beaumont, Inc. 2005 Long-Term Stock Incentive Plan (the "2005 Incentive Plan") which had been amended in September 2005. The Board believes that attracting, motivating and retaining highly qualified employees and consultants contributes to our growth and success and that our long-term success is enhanced by a compensation program which includes long-term incentives relating to stock ownership because such incentives encourage recipients to more closely align their interests with those of our stockholders by relating compensation to increases in stockholder value.

         The 2005 Incentive Plan provides for grants of stock options, stock appreciation rights, stock awards and cash awards to employees and consultants. The 2005 Incentive Plan is intended to replace our existing stock option plans (the "Existing Plans"). If the 2005 Incentive Plan is approved by our stockholders, authority to make further grants under the Existing Plans will terminate, although previously granted awards under the Existing Plans will remain outstanding in accordance with their terms.

         The full text of the 2005 Incentive Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Principal features are described below, but such description is qualified in its entirety by reference to the text.

         GENERAL. The purpose of the 2005 Incentive Plan is to promote our long-term financial success by providing a means to attract, retain and award individuals who can and do contribute to such success. Grants of stock-based compensation under the 2005 Incentive Plan will encourage the recipients of such awards to further identify their interests with those of our stockholders.

                  ELIGIBILITY. The 2005 Incentive Plan provides for the grant of awards to employees of and consultants to us and our subsidiaries selected by a committee responsible for administering the plan, subject to limitations contained in the 2005 Incentive Plan. Awards which may be granted under the 2005 Incentive Plan include stock options, including incentive stock options ("ISOs") and nonstatutory stock options ("NSOs").

         While all employees are eligible to receive awards under the plan, the Board of Directors presently contemplates that approximately 20 to 50 employees will be among those receiving awards under the 2005 Incentive Plan. No award may be granted under the 2005 Incentive Plan subsequent to the tenth anniversary of the date on which the plan is approved by our stockholders. The number of shares of our common stock ("Shares") available for issuance under the 2005 Incentive Plan may not exceed the sum of 2,000,000.

                  PLAN LIMITATIONS. Additional limitations on awards made under the 2005 Incentive Plan include the following:

         o the maximum number of Shares that may be issued pursuant to ISOs is the total number of Shares available for issuance under the plan;

         o no more than 2,000,000 Shares may be issued in conjunction with the grant of Stock Awards; and

         o the maximum number of shares of common stock with respect to which Awards may be granted to any participant under the Plan shall be 500,000 per calendar year. The Per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)").

                  ADMINISTRATION. The 2005 Incentive Plan will be administered by the Board of Directors. Among other things, the Board may authorize awards to eligible participants, specify the types, terms and conditions of such awards, permit transferability of awards to third parties, interpret the plan's provisions and administer the plan in a manner consistent with its purpose.

TYPES OF AWARDS UNDER THE PLAN

                  GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

                  STOCK OPTIONS. Stock options, including ISOs, may be granted by the Board on such terms, including vesting and payment terms, as it deems appropriate in its discretion. As is the case with the other types of awards available under the 2005 Incentive Plan, stock options may be granted singularly, in combination with another award(s) or in tandem whereby exercise or vesting of one award held by the participant cancels another of the participant's awards. Payment for Shares received on exercise of an option may be made in cash or by such other means as the committee may permit.

                           INCENTIVE STOCK OPTIONS. An Option that the Board
intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option" or "ISO") shall only be granted to employees of Morgan Beaumont., any of Morgan Beaumont, Inc.'s present or future parent or subsidiary corporations as defined in Section 424(e) or (f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. We shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

                           NONSTATUTORY STOCK OPTIONS. An option which is not
intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option."

                  EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

                  AMENDMENT AND TERMINATION. The Board of Directors may amend, suspend or terminate the 2005 Incentive Plan at any time; provided, however, that (i) the Share limitations set forth in Sections 4(a) and 4(b) of the 2005 Incentive Plan cannot be increased and (ii) the minimum stock option exercise prices set forth in Section 5(e) of the 2005 Incentive Plan cannot be changed, unless approved by our stockholders.

                  ACTUAL AWARD BENEFITS. Actual awards under the 2005 Incentive Plan cannot be determined at this time. Such awards will depend on the criteria established from time to time by the committee.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., nonresident aliens, broker dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The grant of a stock option will create no tax consequences for the participant or us. The participant will have no taxable income upon exercising an ISO (except that the alternative minimum tax provisions of the Internal Revenue Regulations may apply), and we will not receive a deduction when the ISO is exercised. If the participant does not dispose of the shares acquired on exercise of an ISO within the two-year period beginning on the day after the grant of the ISO or within one year after the transfer of the shares to the participant, the gain or loss on a subsequent sale will be a capital gain or loss to the participant. If the participant disposes of the shares within the two-year or one-year periods described above, the participant generally will realize ordinary income and we will be entitled to a corresponding deduction.

         With respect to Stock Awards granted under the 2005 Incentive Plan, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at such time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier.

         The tax treatment upon disposition of shares acquired under the 2005 Incentive Plan depends on how long the shares have been held. In the case of shares acquired through exercise of an option, the tax treatment will also depend on whether or not the shares were acquired by exercising an ISO. There will be no tax consequences to us upon the disposition of shares acquired under the 2005 Incentive Plan except that we may receive a deduction in the case of disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

SUBSEQUENT ISSUANCE OF STOCK OPTIONS

         We did not issue any options to purchase any of its shares in the year ended September 30, 2004, but did issue options shortly thereafter. As of June 30, 2005, we had a total of 11,996,667 outstanding options to purchase common stock at a weighted average exercise price of $0.488 per share, of which 5,946,668 options are vested and immediately exercisable at a weighted average exercise price of $0.642 per share. The options vested one third upon grant, one third upon the first anniversary of the grant and one third on the second anniversary of the grant.

         We issued a total of 11,540,000 options to employees, consultants, directors and officers in the quarter ended December 31, 2004, at a weighted average exercise price of $0.428. In the quarter ended March 31, 2005, we issued an additional 1,170,000 options at a weighted average exercise price of $0.968 per share. In the quarter ended June 30, 2005 we issued an additional 640,000 options at a weighted average exercise price of $0.579 per share. We had described the majority of the grants in the reports we have filed disclosing employment agreements with key personnel. We have provided a detailed discussion of the option program and grants in our annual report filed on Form 10-KSB for the year ending September 30, 2005.

         We believe that upon stockholder approval, compensation received upon the exercise of stock options thereafter granted under the 2005 Incentive Plan will qualify as "performance-based compensation," and that the compensation element related to such exercise will, therefore, be deductible under Section 162(m) of the Code.

                              BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN

                                  PROPOSAL 5 -
                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Our Board of Directors selected Kingery & Crouse, P.C. ("K & C") as our independent accountants for our fiscal year ending September 30, 2005. K & C served as the independent public accountants for our fiscal year ended September 30, 2004 and September 30, 2005. No representative of K & C is expected to be present at the Meeting.

         The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the ratification of the selection of Kingery & Crouse as the Company's independent auditor for the current fiscal year.

                              BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF ITS SELECTION OF K & C.

                          INFORMATION ABOUT DIRECTORS,
                    EXECUTIVE OFFICERS AND BENEFICIAL OWNERS

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held seventeen (17) meetings during fiscal 2005. The Board of Directors acted two (2) times by unanimous written consent during fiscal 2005.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit Committee is currently comprised of Messrs. Benjamin Bond and VL Sandifer. It is responsible for advising the Board of Directors in connection with our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The Audit Committee held three (3) meeting in fiscal 2005.

         The Compensation Committee is currently comprised of Messrs. Benjamin Bond and VL Sandifer. It is responsible for advising the Board of Directors in connection with determining compensation payable to officers and senior employees. The Compensation Committee held two (2) meetings in fiscal 2005.

         The Board of Directors does not have a Nominating Committee.

INFORMATION RELATING TO EXECUTIVE OFFICERS AND DIRECTORS
         The following table sets forth the names, ages, and positions with the Company for each of the directors and officers of the Company as of the date hereof. As described below, certain officers and directors have resigned or assumed new positions.

Name                                 Age         Position                                             Since
----                                 ---         --------                                             -----

Clifford Wildes (1)                  55          Chief Executive Officer, Treasurer and               2001
                                                 Director


 Joseph Hudgins                      50           Director                                            2005

Erik Jensen                          47          President, Chief Operating Officer and Director      2003

Mark Brewer                          46          Director                                             2002

Virgil "Brother" Sandifer, Jr.       49          Director                                             2004

Benjamin J. Bond                     63          Director                                             2004

Theodore Misiewicz (2)               47          Director, Secretary and Chief Financial Officer      2005


(1) Mr. Wildes was a founding shareholder and has been a member of the board of directors since formation of the Company. From incorporation through February 2001 Ron Noce was the Company's CEO. Upon his resignation, Rod Braido became CEO. Mr. Braido resigned as CEO in February 2002 and Cliff Wildes became CEO. In May 2002, Ken Craig joined the Company and took over as CEO and held that position until becoming CFO in November 2003, at which time Mr. Wildes again assumed the CEO position.

(2) Effective January 2005, Rod Braido resigned as a member of the Board of Directors and Theodore Misiewicz was appointed to the board to fill the vacancy. Effective July 1, 2005, Mr. Braido resigned as an officer of the Company.

CLIFFORD WILDES - Chief Executive Officer, Director and Founder. Mr. Wildes has been with Morgan Beaumont since it was founded. Prior to serving in roles as CEO, COO, CFO, President and Founder of the Company, Mr. Wildes was CEO and Founder of several companies within the hi-tech sector, as well as business consulting services.

         o Mr. Wildes is the former founder and CEO of Microtech International Inc., a private company that he sold to a Japanese public company in 1995.

         o He was also the founder and CEO of Nova Interactive Inc., which he sold to a public company in 1997.

         o Mr. Wildes was co founder and an Officer of Barclay Partners Inc. from 1996 to 1998.

         o Mr Wildes is founder and CEO of Meridian Capital Inc a business consulting services from 1997 - 2004.

         o From 1997 to 2001, Mr. Wildes consulted, or has been employed with, various public companies holding positions as their CEO, COO and Vice President and managing the operations of those companies on a temporary or interim basis.

         o Mr. Wildes served as the interim CEO of Beverly Hills Limited, a public company where he was engaged by Board of Directors and its largest shareholder from April 1999 to July 1999 to evaluate and assist in evaluating potential acquisitions candidates for Beverly Hills Ltd.

         o From September 1999 to December 1999, he served as COO of WCollect, an online art auction company, where he was hired at the request of a financing group to evaluate and assist in operations.

         o From January to December 2000, Mr. Wildes was an affiliate of MacKenzie Shea, a business consulting firm. As such, Mr. Wildes was placed as officer or director of several companies in need of management or operational guidance on a temporary basis, similar to what Mr. Wildes had previously done on his own. As part of this role with MacKenzie, Mr. Wildes helped form and operate Siesta Acquisition Corp, Inc., the parent company of Siesta Telecom Inc. a telecom operation purchased from Fusion, Inc. Mr. Wildes also served from February 2001 to June 2001 as director of Key Card Communications, Inc., a private company seeking to merge with a public company, and as a vice president of the Company from August 2001 to December 2001 after it merged with a non-trading, but fully reporting public corporation in November 2001.

         o From December 2000 to January 2004, Mr. Wildes continued his business consulting services as CEO of Meridian Capital, Inc. while he was simultaneously an officer and director of Morgan Beaumont, Inc. In January 2002, Mr. Wildes began working full time for the Company.

Mr. Wildes received a Bachelor of Science degree in Political Science and Economics from the University of Massachusetts (formerly "Boston State College") in Boston in 1972.

ERIK JENSEN - President, Chief Operating Officer and Director; effective January 2005, President and Director. Mr. Jensen has co founded and sold a number of technology start up companies over the past 15 years. Prior to joining the Company, Mr. Jensen was President, Director and Co-Founder of Typhoon Voice Technology from 2001 to 2003, a software development company described in Item 1 of this report, which was acquired by the Company. From 1999 to 2002, Mr. Jensen was Technology marketing manager for all VoIP solutions. He has extensive experience in the telecommunications industry and related technology. He has held executive positions at Callware Technologies and Comdial Corporation, which is currently active. Mr. Jensen has studied Business Administration and Management Information Systems from 1977 to 1988.

JOSEPH HUDGINS - Effective October 2005, Director. Mr. Hudgins has over 25 years experience in the banking industry. Mr. Hudgins is Executive Vice President of First National Bank of Pennsylvania in Sarasota, which is currently active, where he manages its operation in Florida. Hudgins has held senior executive positions with First Third Bank of Florida in 2001 and with First National Bank of Florida from January 2001 through December 2004. Mr. Hudgins was President with First National Bank of Florida F.K.A. West Coast Branch from 1992 through 2003, with SouthTrust Bank of Sarasota from 1990 through 1991 and with SouthTrust Bank of Decatur from 1986 through 1990. From 1978 to 1986, Mr. Hudgins was Vice President for First Union National Bank of Rome. Mr. Hudgins was also Assistant Branch Manager with Valley Fidelity Bank from 1977 through 1978. Mr. Hudgins received a Bachelors Degree in Mathematics from Carson-Newman College in 1977 and received a Masters of Business Administration in Banking Management from the University of Virginia in 1982.

MARK BREWER - Director. Mr. Brewer has served as the Marketing Director for One World Nutrition, a nutritional supplement company, since January 2003. He is the Managing Director of Novus Capital Investment Fund. Since May of 2002, he has served as Vice President of Lighthouse II, Inc., a marketing company. From 1997 to 2002, he has also served as President of HydroMaid International, manufacturers of water-powered disposal units. Mr. Brewer attended the University of Phoenix where he received a Bachelor of Arts in Business Administration in 1985.

BENJAMIN J. BOND - Director, Audit Committee Member, Compensation Committee Member. Mr. Bond is a certified public accountant. For the past 10 years, Mr. Bond has been in private accounting practice specializing in tax and consulting. Mr. Bond received a Bachelor of Science in Business Administration from the University of Florida in 1966.

VIRGIL LEE "BROTHER" SANDIFER, JR. - Director, Audi Committee Member, Compensation Committee Member. Mr. Sandifer is a certified public accountant and managing partner of the accounting firm of Sayle, Sandifer & Associates, LLP, where he has practiced since 1980. Mr. Sandifer attended the University of Mississippi where he received a Bachelor of Arts in Accounting in 1977 and a Master of Business Administration in 1979.

THEODORE MISIEWICZ - Effective January 2005, Director and Chief Financial Officer. Mr. Misiewicz is a certified public accountant. He is a financial and operations professional with more than twenty years of extensive operational responsibilities in a wide variety of industries including computer manufacturing, Licensing Financial Services, Affinity Marketing, the Gift Market, Collectibles, Syndication and Consulting. Mr. Misiewicz was director and manager of corporate accounting for QMS, Inc. from 1985 through 1994. During the course of his employment, that Company grew from approximately $50 million in sales to over $300 million as a public corporation. From 1994 through 1995, Mr. Misiewicz was Vice President of Finance & Administration for Jordan American Holdings, Inc. where he was responsible for all corporate financial and administration of the publicly traded holding company including accounting and budgeting. He accomplished the tax-free spin-off of an unprofitable division that served to materially reduce the shares and increase the book value per share. From 1996 through 2000, he was secretary and treasurer for Mill Pond Press, Inc. Mr. Misiewicz was Chief Financial Officer of Atlantic Syndication from 2000 through 2004 and Senior Executive Analyst for American Management Services from March 2004 through May 2004. Mr. Misiewicz attended Western Michigan University where he received a Bachelor of Business Administration.

SECTION 16(a) REPORTING DELINQUENCIES

         The following executive officers, directors and beneficial owners of more than 10% of our issued and outstanding common stock failed to file on a timely basis one or more reports required to be filed by them under Section 16(a) of the Securities Exchange Act of 1934 during or with respect to fiscal 2005:


                                                                                          NUMBER OF
                                                                                       TRANSACTIONS NOT
  NAME OF EXECUTIVE                                                                      REPORTED ON
 OFFICER, DIRECTOR OR                                             NUMBER OF
 10% BENEFICIAL OWNER          CAPACITY OR CAPACITIES         REPORTS FILED LATE        A TIMELY BASIS
 --------------------      -----------------------------      ------------------       ----------------
   Arnie Howardson         Beneficial Owner of more than              1                       0
                           10% of our common stock

         As of the date hereof, we are not aware of the continued failure of any of the foregoing persons to file such required reports.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The table below summarizes all compensation awarded to, earned by, or paid to the following individuals, our "named executive officers and directors" for the two most recently completed fiscal years ended September 30, 2005. This table does not reflect changes that went into effect after the end of our fiscal year.

                                             ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                             -------------------                      ----------------------
                                                                OTHER ANNUAL      RESTRICTED
NAME                TITLE       YEAR      SALARY     BONUS      COMPENSATION     STOCK AWARDED  OPTIONS/* SARS (#)
----                -----       ----      ------     -----      ------------     -------------  ------------------
Clifford Wildes     Chief       2005     $185,000   $35,000         16,500             -            3,350,000
(1) (3)             Executive   2004     $150,000        00        $ 5,941
                    Officer,    2003     $150,000         -        $ 9,350
                    Treasure
                    and
                    Director
Erik Jensen (1) (3) President,  2005     $125,000   $15,000        $11,500             -              850,000
                    Chief       2004     $ 96,000        00        $ 4,800        12,737 shares             -
                    Operating   2003            -                        -             -                    -
                    Officer,
                    and
                    Director
Theodore Misiewicz  Chief       2005     $ 74,083         -        $12,100             -              600,000
(1) (3)             Financial   2004                      -                            -                    -
                    Officer,    2003                      -                            -                    -
                    Secretary,
                    and
                    Director
Kenneth Craig (1)   Chief       2005     $165,000         -        $ 7,800             -            2,500,000
(3)                 Financial   2004     $150,000         -        $12,593             -                    -
                    Officer,    2003     $150,000         -        $18,860             -                    -
                    Secretary,
                    and
                    Director
Daniel Davis        Chief       2005     $ 78,000         -        $ 4,800             -              300,000
                    Technical   2004            -         -              -             -                    -
                    Officer     2003            -         -              -             -                    -

James Smith III     Chief       2005                      -              -             -              150,000
                    Technical   2004     $ 78,000         -        $ 4,800             -                    -
                    Officer     2003            -         -              -             -                    -


                                                        -23-

Virgil "Brother"    Audit       2005     $  5,000         -        $ 3,750             -              100,000
Sandifer, Jr. (1)   Committee   2004     $  5,000         -        $ 1,000             -                    -
(2)                 Member,     2003                      -        $   250             -                    -
                    Compensation
                    Committee
                    Member,
                    and
                    Director
Benjamin J. Bond    Audit       2005     $  5,000                  $ 3,750             -              100,000
(1) (2)             Committee   2004     $  5,000         -        $ 1,000             -                    -
                    Member,     2003                      -        $   250             -                    -
                    Compensation
                    Committee
                    Member,
                    and
                    Director
Mark Brewer (1) (2) Director;   2005     $  5,000         -        $ 3,750             -              100,000
                    Audit       2004     $   5000         -        $  1000             -                    -
                    Committee;  2003     $   5000                  $   250             -                    -
                    Compensation
                    Committee
                                2005     $                0        $                                        -


(1) Outside Directors receive $5,000 per year to serve on the Board, plus an additional $1,000 if they attend the annual meeting of our Shareholders. They also receive 100,000 options, which vest immediately upon grant. Employee Directors receive 100,000 options, which vest 20,000 immediately upon grant.

(2) Also a Committee Member. Committee members receive an additional $250 for each Committee Meeting they attend. (3) The executive officers entered into new employment agreements with us effective after the period covered in this report. A description of the terms and copies of the agreements are set forth in this report.

DIRECTOR COMPENSATION.

         We compensate our directors for their services to us or for attendance at meetings with cash compensation of $500 per meeting in addition to $5,000 per quarter. Instead, from time to time we grant our directors shares of our common stock or options to purchase such shares. In fiscal 2005, we granted 100,000 stock options to each of Cliff Wildes, Erik Jensen, Ken Craig, Benjamin Bond, Brother "VL" Sandifer, Mark Brewer and Rod Braido for a purchase price of $0.20 per share.

EXECUTIVE OFFICER EMPLOYMENT CONTRACTS

         Our Executive Officers each have employment agreements that were renegotiated after the end of our fiscal year, under the terms set forth below:

CLIFFORD WILDES

         Cliff Wildes entered into a three (3) year employment agreement pursuant to which he receives an annual salary of $185,000 for the first year, $205,000 for the second year and $225,000 for the third year. Mr. Wildes will receive options to purchase 3,250,000 shares of common stock at $0.20 per share, vesting 1,625,000 as of October 1, 2004, vesting 812,500 as of September 30, 2005, and vesting 812,500 as of September 30, 2006 (a significant portion of such grants served as consideration for him agreeing to cancel benefits and protections set forth in his prior employment agreement). He also receives a $750 per month automobile reimbursement, a performance-based bonus and bonus upon sale of the Company and certain medical and other benefits. Mr. Wildes also received a signing bonus of $75,000 in exchange for cancellation of the antidilution protections set forth in his prior employment agreement. A copy of the employment agreement is incorporated herein by reference attached as Exhibit
9.1. to our annual report for the period ended September 30, 2004.

ERIK JENSEN

         Erik Jensen entered into a two (2) year employment agreement pursuant to which he receives an annual salary of $125,000 for the first year and $145,000 for the second year. Mr. Jensen will receive options to purchase 750,000 shares of the common stock at $0.20 per share, vesting 250,000 as of October 1, 2004, vesting 250,000 as of September 30, 2005, and vesting 250,000 as of September 30, 2006. Mr. Jensen also receives a signing bonus of $15,000, a performance-based bonus and a bonus upon sale of the Company and certain medical and other benefits. If Mr. Jensen is terminated without cause, he will be paid in full for all pay, benefits, overrides, commission, vacation pay, personal days, bonus and stock or options. A copy of the employment agreement is incorporated by reference attached as Exhibit 9.3. to our annual report for the period ended September 30, 2004.

CONSULTING AGREEMENTS
---------------------

         We have engaged several financial consultants to assist it in its operations, since the date of its fiscal year end, under the following agreements and terms:

CONSULTING AGREEMENT WITH SCOTT CHRISTIE

         We entered into a Consulting Agreement with Scott Christie to advise us on financial and investor matters. The Consulting Agreement was for a term of two (2) years, was terminable by either party on 30 days notice and provides for us to pay Scott Christie a monthly fee of $4,000 and issue 500,000 nonqualified stock options to Mr. Christie exercisable at $0.20 per share on a cashless basis, vesting 100,000 options immediately and 100,000 for the following four quarters. A copy of the Consulting Agreement was attached to our Form 8-K dated December 12, 2004 and is incorporated herein by this reference. Effective April 1, 2005, the Consulting Agreement with Mr. Christie was terminated. We issued Mr. Christie a total of 200,000 stock options during the term of his Consulting Agreement.

CONSULTING AGREEMENT WITH ANDREW NEITLICH

         We entered into a Consulting Agreement with Andrew Neitlich to advise us on financial and investor matters. The Consulting Agreement is for a term of two (2) years, it is terminable by either party on 30 days notice and provided for us to pay Andrew Neitlich a monthly fee of $2,000 and issue 240,000 nonqualified stock options to Mr. Neitlich exercisable at $0.20 per share on a cashless basis, vesting 40,000 options immediately and 40,000 for the following four quarters. A copy of the Consulting Agreement was attached to our Form 8-K dated December 12, 2004 and is incorporated herein by this reference. Mr. Neitlich resigned from the Company on March 2005. We had issued him a total of 80,000 stock options.

CONSULTING AGREEMENT WITH CASCADE PARTNERS

         We entered into a Consulting Agreement with Cascade Partners ("Cascade") pursuant to which Cascade agreed to provide advisory services to us. Cascade received $8,000 per month plus options to purchase 1,200,000 shares of our common stock for $0.20 per share on a cashless basis. Our CEO, Clifford Wildes, is a former business partner of two of Cascade's principals and one of Cascade's principals has and continues to provide legal services to or on behalf of Mr. Wildes and to our former CFO, Kenneth Craig.

JAMES CHRISTIANSEN

            Effective January 1, 2005, we entered into a one year consulting agreement with James Christiansen to advise and assist us in developing and implementing appropriate plans and security procedures for our ATM network development. The Agreement is terminable by either party on 30 days notice. As consideration for various services to be rendered, we agreed to pay Mr. Christiansen (i) $10,000 per month for four months and (ii) $4,000 for the remaining eight months, and to issue 425,000 nonqualified stock options to him. The options are exercisable over the next year and may be exercised on a cashless basis. A copy of this Consulting Agreement is attached as Exhibit 5.1 to our 10-QSB for the period ended March 31, 2005.

DENNARD RUPP GRAY & EASTERLY, LLC

            On March 17, 2005, we entered into a consulting agreement with Dennard Rupp Gray & Easterly, LLC ("DRG&E") for DRG&E to provide investor relations services and advice for a monthly fee. Neither DRG&E nor its principals received any stock or additional compensation for their services. A copy of this Consulting Agreement is attached as Exhibit 5.3 to our 10-QSB for the period ended March 31, 2005.

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

         We have an audit committee which reports to our board of directors and is controlled by a majority of outside directors. Our Audit Committee consists of two practicing accounting professionals.

PAST RELATIONSHIPS AMONG OFFICERS, DIRECTORS AND CONSULTANTS
------------------------------------------------------------

         The inside directors, the executive officers and certain consultants have advised our Board of Directors of certain existing and past business relationships among the parties. Cliff Wildes was formerly in partnership with the two principal partners of Cascade Partners. Prior to us engaging Cascade Partners as a consultant, one of Cascade Partners' principal partners represented Cliff Wildes and Ken Craig in the negotiation of their employment agreements with the Company, and he is also indebted to Clifford Wildes for certain loans that Mr. Wildes extended to him in 2000. One of the Cascade partners has represented Mr. Wildes as personal legal counsel since 2000. Additionally, certain members of the audit committee and Board of Directors have acted as accountants or tax advisors to certain other officers and directors of the Company. The Board of Directors of the Company has been advised of the details of these relationships. Cliff Wildes and Rod Briado have been involved in a business relationship/ in business with Meridian Capital Inc. Attorney Gary Glassman has represented Cliff Wildes and one of his companies in the past; Attorney Glassman has also represented one of Cascade Partners in the past.

         Cliff Wildes, Ken Craig and Erik Jensen formed West Coast Construction Management, LLC, to acquire Kesselring Construction a building restoration and painting company in Florida, in which Mr. Wildes is a member and Mr. Jensen is a managing member. Mr. Jensen has since resigned from being a member in the LLC.

Ben Bond was past accountant for Nova Interactive Inc., Barclay Partners Inc. and Meridian Capital Inc. Erik Jensen's wife, who is an attorney, previously worked for a firm that did legal work for Mr. Wildes personally and for his companies, including Morgan Beaumont. Mr. Jensen's wife worked with the firm that was Key Card Communication's corporate attorneys. Erik Jensen and James Smith were previously in business together and the shareholders of Typhoon Voice Technology. VL "Brother" Sandifer had filed our past tax returns and has been associated with Ken Craig and his family for many years and has filed Mr. Craig's taxes. Our Board of Directors has been advised of the details of these relationships.

         Cliff Wildes was an investor in Key Card Communications and a director of Key Card Communications for approximately 4 months in 2001 and then became a vice president of its successor after it merged with a non-trading reporting company, until he finally resigned in December 2001. There he met Michael Rejbeni, and others who were involved in the initial operations of Key Card. Mr. Wildes also introduced Key Card to his professional relationships. Benjamin Bond agreed to act as a consultant on accounting matters, Rod Braido agreed to act as member of the board of directors of Key Card and Attorney Gary Glassman agreed to act as one of its corporate attorneys. Mr. Wildes also introduced Key Card to several law firms that presently represent us. Mr. Wildes resigned from Key Card's Board of Directors in June 2001 after learning in a board meeting that Key Card had not paid its payroll taxes as they came due. Mr. Wildes remained as a consultant to Key Card and a vice president of its successor until December 2001, to assist in the completion of the merger. The merger was completed; however, Key Card's shares were never listed or traded. Mr. Braido also resigned in December 2001 to join us as our CEO. Key Card discontinued operations in approximately July 2002, shortly after Key Card's attorneys reported to its board that they believed that Key Card's founder and President, who is now deceased, had misappropriated substantial amounts of cash from Key Card. There was no known evidence to the auditors or others that anyone else was involved in the embezzlement of Key Card's funds. Mr. Wildes filed suit against Key Card in 2002 and received a judgment against that company. Mr. Wildes believed that although Key Card's founder had cheated and deceived him, a number of professional services and local investors, that Key Card did employ a number of goods and intelligent people who were familiar with the telecom industry. As we developed, Mr. Wildes sought out their expertise to assist him in growing Morgan Beaumont.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of September 30, 2005, the number and percentage of the outstanding shares of common stock which, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all of our current directors and executive officers as a group and (iv) each person who, to our knowledge is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. This table does not reflect options granted to our executive officers after the period covered in this report, which are listed in the description of their employment agreements.

                                                              Amount of                         Percent
                                                              ---------                         -------
Title of class          Name and address                      beneficial ownership              of class
--------------          ---------------                       --------------------              --------
class(1)               No beneficial owner                    As of 9/30/05                     As of 9/30/05
-----                  -------------------                    --------------                    -------------

Common Stock           Clifford Wildes                        7,440,789 shares(2)                    12.3%
                       7436 Myrica Drive
                       Sarasota, FL  34241

Common Stock           Carole L. Wildes                       7,440,789 shares(3)                    12.3%
                       7436 Myrica Drive
                       Sarasota, FL  34241

Common Stock           Erik Jensen                            1,623,757 shares (4)                    2.7%
                       5105 Sunnydale Circle
                       Sarasota, FL  34233

Common Stock           Virgil "Brother" Sandifer, Jr.         100,000 shares related to options       0.2%
                       2037 Hwy 82 E.
                       Greenville, MS 38703

                                                         -30-

Common Stock           Benjamin J. Bond                       100,000 shares related to options       0.2%
                       1001 N. Washington Blvd., Suite 106
                       Sarasota, Florida 34236

Common Stock           Mark Brewer                            100,000 shares related to options       0.2%
                       12577 South 265 West
                       Draper, UT 84020


Common Stock           Theodore Misiewicz                     600,000 shares related to options       1.0%
                       3688 Quiet Pond Lane
                       Sarasota, FL  34235

Common Stock           Daniel Davis                           300,000 shares related to options       0.5%
                       6201 Stafford Rd
                       Plant City, FL 33565

Common Stock           Jody Hudgins                           No shares                               0.0%
                       1220 Bay Road
                       Sarasota, FL 34239

Common Stock           All Officers and Directors             10,264,546 shares                      17.0%
                       as a Group that consists of
                       three people


(1) The percent of class is based on 60,376,153 shares of common stock issued and outstanding as of September 30, 2005.

(2) Of the shares represented as of September 30, 2005 of 3,993,989 are in the name of Cliff Wildes and 96,800 shares are in the name of his wife, Carole L. Wildes, of which he is deemed to be the beneficial owner, and 3,350,000 shares related the options granted Mr. Wildes.

(3) Of the shares represented as of September 30, 2005 of 96,800 are in the name of Carole L. Wildes and 3,993,989 shares are in the name of her husband, Cliff Wildes, of which she is deemed to be the beneficial owner and 3,350,000 shares related the options granted Mr. Wildes.

(4) Of the shares represented as of September 30, 2005, all 773,757 in the name of Erik Jensen and 850,000 shares related the options granted Mr. Jensen.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Erik Jensen, current President and COO, was an officer and director of Typhoon Voice Technologies in 2003. Typhoon had contracts with us for the development of the Morgan Beaumont Network and database. We have since acquired Typhoon and all assets thereof.

                              STOCKHOLDER PROPOSALS

         Any stockholder intending to submit to us a proposal for inclusion in our Proxy Statement and proxy for the 2005 Annual Meeting must submit such proposal so that it is received by us no later than January 30, 2006. Stockholder proposals should be submitted to our Secretary. No stockholder proposals were received for inclusion in this proxy statement.

                          ANNUAL REPORT TO STOCKHOLDERS

         This Proxy Statement, including the appendices hereto, also constitutes the annual report to our stockholders with respect to the Meeting.

                       DOCUMENTS INCORPORATED BY REFERENCE

         This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the Securities and Exchange Commission. Copies of these documents are included as appendices to this Proxy Statement, as indicated below. These documents contain important information about us and our financial condition.

         o Annual Report on Form 10-KSB for fiscal year ended September 30, 2005 (Appendix B).

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

/S/ Ted Misiewicz
----------------------------------
Theodore Misiewicz, Secretary

                                      PROXY

                     SOLICITED BY THE BOARD OF DIRECTORS OF
                              MORGAN BEAUMONT, INC.
             FOR ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 15, 2006

         The undersigned, revoking any previous proxies respecting the subject matter hereof, hereby appoints __________________________________________
attorneys and proxies (each with power to act alone and with power of substitution) to vote all of the shares which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present at the 2005 Annual Meeting of Stockholders of Morgan Beaumont, Inc. ("Morgan") to be held on February 15, 2006, at 1:00 p.m. Eastern Standard Time at the offices of Morgan Beaumont, Inc., 6015 31st Street East, Bradenton, Florida 34203, and any adjournments or postponements thereof, as follows.

1.       ELECTION OF DIRECTORS:

         FOR all nominees listed below (except as authority to vote for all marked to the contrary below) ___________.

         WITHHOLD nominees listed below  _________.

         (INSTRUCTION: To withhold authority to vote for an individual nominee, a line through such nominee's name in the list below.)

                                  Cliff Wildes
                                   Erik Jensen
                               Theodore Misiewicz
                                    Ben Bond
                                  Jody Hudgins
                                   Mark Brewer
                             V.L. "Brother" Sandifer

2. RATIFICATION AND APPROVAL OF PAST TWO ISSUANCES OF OUR COMMON STOCK AND WARRANTS TO INVESTORS UNDER THE TERMS OF THE TWO COMMON STOCK PURCHASE AGREEMENT ENTERED INTO IN NOVEMBER 2004 AND JUNE 2005:

         FOR ________      AGAINST _________WITHHOLD __________

3. RATIFICATION AND APPROVAL OF THE 2005 LONG-TERM INCENTIVE PLAN AND THE RESERVATION OF 2,000,000 SHARES OF MORGAN COMMON STOCK FOR ISSUANCE
         THEREUNDER:

         FOR ________      AGAINST _________WITHHOLD __________

4.       APPROVAL OF OUR ANNUAL REPORT FOR THE PERIOD ENDED SEPTEMBER 30, 2005:

         FOR ________      AGAINST _________WITHHOLD __________

5. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS, KINGERY & CROUSE, P.C. FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005:

         FOR ________      AGAINST _________WITHHOLD __________


6.       RATIFICATION AND APPROVAL FOR PRIOR ACTS TAKEN BY OUR OFFICERS:

         FOR ________      AGAINST _________WITHHOLD __________

7. IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN BELOW AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

         The undersigned acknowledges receipt of the Notice of 2005 Annual Meeting and the accompanying Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADRENALIN and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR the proposals identified above.

-------------------------------           -------------------------------------
        (Signature)                             (Signature, if held jointly)

Dated: __________________, 2006

         Where stock is registered in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.